SUMMIT MUTUAL FUNDS, INC.

                                PINNACLE SERIES

                            SUMMIT ZENITH PORTFOLIO
                         SUMMIT S&P 500 INDEX PORTFOLIO
                     SUMMIT S&P MIDCAP 400 INDEX PORTFOLIO
                       SUMMIT NASDAQ-100 INDEX PORTFOLIO
                        SUMMIT BALANCED INDEX PORTFOLIO
                 SUMMIT RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
                   SUMMIT EAFE INTERNATIONAL INDEX PORTFOLIO
                  SUMMIT LEHMAN AGGREGATE BOND INDEX PORTFOLIO
                   SUMMIT INFLATION PROTECTED PLUS PORTFOLIO
             SUMMIT LIFESTYLE ETF MARKET STRATEGY TARGET PORTFOLIO
          SUMMIT LIFESTYLE ETF MARKET STRATEGY CONSERVATIVE PORTFOLIO
           SUMMIT LIFESTYLE ETF MARKET STRATEGY AGGRESSIVE PORTFOLIO
                      SUMMIT NATURAL RESOURCES PORTFOLIO
                             SUMMIT BOND PORTFOLIO
               (EACH A "PORTFOLIO" AND TOGETHER THE "PORTFOLIOS")

    SUPPLEMENT DATED SEPTEMBER 15, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

On September 9, 2008, the Board of Directors of Summit Mutual Funds, Inc. unanimously approved certain transactions that will affect your Portfolio.

Summit Investment Partners, Inc. ("SIP"), the investment adviser to the Portfolios, is an indirect wholly-owned subsidiary of UNIFI Mutual Holding Company ("UNIFI"). Within the UNIFI structure, there is another mutual fund family, the Calvert Family of Funds for which Calvert Asset Management Company, Inc. ("CAMCO"), also an indirect wholly-owned subsidiary of UNIFI, serves as the investment adviser.

At its September 9, 2008 meeting, your Board of Directors considered a proposal from UNIFI, SIP and CAMCO to effect an internal realignment of UNIFI's mutual fund operations by combining the Summit and Calvert Families of Funds with a view to providing increased shareholder benefits and operational efficiencies. Following detailed presentations by CAMCO, UNIFI and SIP, the Board of Directors determined that proceeding with the proposed realignment is in the best interests of the Portfolios' shareholders.

The proposed realignment involves a number of actions, certain of which require shareholder approval including: (i) a new investment advisory agreement with CAMCO pursuant to which CAMCO would replace SIP as the investment adviser for the Portfolios; (ii) a new investment sub-advisory agreement between CAMCO and SIP pursuant to which SIP will serve as sub-adviser for certain of the Portfolios; (iii) a new investment sub-advisory agreement between CAMCO and World Asset Management ("World"), pursuant to which World would continue to serve as sub-adviser for the


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Summit EAFE International Index Portfolio; (iv) the reorganization of the Summit
Bond Portfolio into the Calvert CVS Income Portfolio; and (v) the election of a new board of directors for Summit Mutual Funds, Inc. to replace the current board.

Subject to receipt of the necessary shareholder approvals, it is proposed that these actions, and the internal realignment more generally, will become effective in early December. A Special Meeting of Shareholders will be held on or about November 13, 2008 to vote on the proposed investment advisory and sub-advisory contracts and elect the new board of directors. A separate Special Meeting of Shareholders will be held on or about November 25, 2008 to vote on the proposed reorganizations. You will be receiving proxy materials in the near future on these proposals.





















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